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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 30, 1999



                             RENAL CARE GROUP, INC.
             (Exact name of registrant as specified in its charter)



   Delaware                                0-27640                 62-1622383
---------------                         -----------            -------------------
(State or other                         (Commission             (IRS Employer
jurisdiction of                         File Number)           Identification No.)
incorporation)



           2100 West End Avenue, Suite 800, Nashville, Tennessee 37203
          -------------------------------------------------------------
          (Address, including zip code, of principal executive offices)


                                 (615) 345-5500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

         On July 30, 1999, Renal Care Group, Inc. (the "Company") issued a press release relating to the election of William Lapham to the Company's Board of Directors. Such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         On August 2, 1999, the Company issued a press release relating to the Company's financial results for the quarter ended June 30, 1999. Such press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (a)      None.

         (b)      None.

         (c)      Exhibits.

                  99.1 Press Release, issued July 30, 1999, regarding the election of William Lapham to the Board of Directors of Renal Care Group, Inc.

                  99.2 Press Release, issued August 2, 1999, announcing financial results for the quarter ended June 30, 1999.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RENAL CARE GROUP, INC.


                                    /s/ Ronald Hinds
                                    --------------------------------------------
                                    Ronald Hinds
                                    Executive Vice President and
                                    Chief Financial Officer



Date:  August 5, 1999



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                             RENAL CARE GROUP, INC.

                                  EXHIBIT INDEX


Number and
Description of Exhibit

99.1 Press Release, issued July 30, 1999, regarding the appointment of William Lapham to the Board of Directors of Renal Care Group, Inc.

99.2 Press Release, issued August 2, 1999, announcing financial results for the quarter ended June 30, 1999.